                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                   [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
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The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         SCENARIO                                                     1                    2
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                          SPEED                                  PRICING          75% pricing         100% pricing
                          RATES                                                  Forward + 100        Forward + 100
                         TRIGGERS                                             A1C pass, M3&M4 fail A1C pass, M3&M4 fail
                       CLEANUP CALL                                                To Maturity          To Maturity
                   DEFAULT P&I ADVANCE                                           100% Advance         100% Advance
                     DEFAULT SEVERITY                                                 50%                  50%
                   DEFAULT RECOVERY LAG                          Months            12months             12months
                     DEFAULT BALANCE                                            Current Balance      Current Balance
                     CPR = CDR + CRR                        Capped at prepay
                        CPR =  CRR                            PSA standard         CPR = CRR            CPR = CRR
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                               INITIAL
          RATINGS                BOND             SUB-
CLASS       M/S                  SIZE          ORDINATION
=======================================================================================================================
A1C       Aaa/AAA               4.98              21.45     CDR                       24.237               27.831
                                                            AVL                         7.31                 5.81
                                                            Mod Duration                5.95                 4.94
                                                            CummLosses                 26.02%               24.26%
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M1        Aa1/AA+               5.15              16.30     CDR
                                                            CummLosses
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M2         Aa2/AA               3.40              12.90     CDR
                                                            CummLosses
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M3          A2/A                5.50               7.40     CDR                        9.837               10.194
                                                            AVL                        10.40                 8.22
                                                            Mod Duration                7.61                 6.41
                                                            CummLosses                 14.17%               11.67%
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M4         A3/A-                1.80               5.60     CDR                        8.464                8.475
                                                            AVL                        13.87                11.13
                                                            Mod Duration                9.19                 7.96
                                                            CummLosses                 12.61%               10.01%
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B1        Baa1/BBB+             1.30               4.30     CDR
                                                            CummLosses
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B2         Baa2/BBB             1.00               3.30     CDR
                                                            CummLosses
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B3        Baa3/BBB-             1.00               2.30     CDR
                                                            CummLosses
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                                   -               2.30     CDR
                                                            CummLosses
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INTIAL AND TARGET OC               -               2.30
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                         SCENARIO                                      3                     4
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                          SPEED                                   125% pricing          75% pricing
                          RATES                                   Forward + 100        Forward + 200
                         TRIGGERS                              A1C pass, M3&M4 fail A1C pass, M3&M4 fail
                       CLEANUP CALL                                 To Maturity          To Maturity
                   DEFAULT P&I ADVANCE                            100% Advance         100% Advance
                     DEFAULT SEVERITY                                  50%                  50%
                   DEFAULT RECOVERY LAG                             12months             12months
                     DEFAULT BALANCE                             Current Balance      Current Balance
                     CPR = CDR + CRR
                        CPR =  CRR                                  CPR = CRR          PSA standard
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                               INITIAL
          RATINGS                BOND             SUB-
CLASS       M/S                  SIZE          ORDINATION
========================================================================================================
A1C       Aaa/AAA               4.98              21.45                31.520               21.631
                                                                         4.76                 7.75
                                                                         4.17                 5.99
                                                                        23.30%               24.34%
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M1        Aa1/AA+               5.15              16.30

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M2         Aa2/AA               3.40              12.90

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M3          A2/A                5.50               7.40                10.703                8.131
                                                                         6.67                10.91
                                                                         5.44                 7.48
                                                                        10.05%               12.22%
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M4         A3/A-                1.80               5.60                 8.620                6.836
                                                                         9.12                14.52
                                                                         6.91                 8.88
                                                                         8.33%               10.61%
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B1        Baa1/BBB+             1.30               4.30

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B2         Baa2/BBB             1.00               3.30

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B3        Baa3/BBB-             1.00               2.30

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                                   -               2.30

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INTIAL AND TARGET OC               -               2.30
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                         SCENARIO                                      5                    6
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                          SPEED                                   100% pricing         125% pricing
                          RATES                                   Forward + 200        Forward + 200
                         TRIGGERS                              A1C pass, M3&M4 fail A1C pass, M3&M4 fail
                       CLEANUP CALL                                 To Maturity          To Maturity
                   DEFAULT P&I ADVANCE                            100% Advance         100% Advance
                     DEFAULT SEVERITY                                  50%                  50%
                   DEFAULT RECOVERY LAG                             12months             12months
                     DEFAULT BALANCE                             Current Balance      Current Balance
                     CPR = CDR + CRR
                        CPR =  CRR                                PSA standard         PSA standard
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                               INITIAL
          RATINGS                BOND             SUB-
CLASS       M/S                  SIZE          ORDINATION
========================================================================================================
A1C       Aaa/AAA               4.98              21.45                25.081               28.706
                                                                         6.09                 4.96
                                                                         4.97                 4.20
                                                                        22.78%               21.83%
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M1        Aa1/AA+               5.15              16.30

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M2         Aa2/AA               3.40              12.90

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M3          A2/A                5.50               7.40                 8.338                8.734
                                                                         8.58                 6.93
                                                                         6.34                 5.41
                                                                         9.87%                8.43%
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M4         A3/A-                1.80               5.60                 6.701                6.730
                                                                        11.63                 9.50
                                                                         7.78                 6.80
                                                                         8.18%                6.68%
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B1        Baa1/BBB+             1.30               4.30

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B2         Baa2/BBB             1.00               3.30

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B3        Baa3/BBB-             1.00               2.30

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                                   -               2.30

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INTIAL AND TARGET OC               -               2.30
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                         SCENARIO                                      4                   5
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                          SPEED                                    75% pricing         100% pricing
                          RATES                                   Forward + 300       Forward + 300
                         TRIGGERS                              A1C pass, M3&M4 fail A1C pass, M3&M4 fail
                       CLEANUP CALL                                 To Maturity         To Maturity
                   DEFAULT P&I ADVANCE                            100% Advance         100% Advance
                     DEFAULT SEVERITY                                  50%                 50%
                   DEFAULT RECOVERY LAG                             12months             12months
                     DEFAULT BALANCE                             Current Balance     Current Balance
                     CPR = CDR + CRR
                        CPR =  CRR                                  CPR = CRR           CPR = CRR
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                               INITIAL
          RATINGS                BOND             SUB-
CLASS       M/S                  SIZE          ORDINATION
========================================================================================================
A1C       Aaa/AAA               4.98              21.45                19.145              22.635
                                                                         8.18                6.36
                                                                         6.00                4.99
                                                                        22.59%              21.27%
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M1        Aa1/AA+               5.15              16.30

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M2         Aa2/AA               3.40              12.90

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M3          A2/A                5.50               7.40                 6.323               6.547
                                                                        11.49                8.95
                                                                         7.36                6.27
                                                                         9.95%               8.02%
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M4         A3/A-                1.80               5.60                 5.090               4.978
                                                                        15.27               12.18
                                                                         8.60                7.60
                                                                         8.28%               6.29%
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B1        Baa1/BBB+             1.30               4.30

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B2         Baa2/BBB             1.00               3.30

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B3        Baa3/BBB-             1.00               2.30

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                                   -               2.30

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INTIAL AND TARGET OC               -               2.30
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                         SCENARIO                                       6
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                          SPEED                                    125% pricing
                          RATES                                    Forward + 300
                         TRIGGERS                                A1C pass, M3&M4 fail
                       CLEANUP CALL                                  To Maturity
                   DEFAULT P&I ADVANCE                             100% Advance
                     DEFAULT SEVERITY                                   50%
                   DEFAULT RECOVERY LAG                              12months
                     DEFAULT BALANCE                              Current Balance
                     CPR = CDR + CRR
                        CPR =  CRR                                   CPR = CRR
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                               INITIAL
          RATINGS                BOND             SUB-
CLASS       M/S                  SIZE          ORDINATION
=====================================================================================
A1C       Aaa/AAA               4.98              21.45                 26.315
                                                                          5.13
                                                                          4.21
                                                                         20.52%
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M1        Aa1/AA+               5.15              16.30

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M2         Aa2/AA               3.40              12.90

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M3          A2/A                5.50               7.40                  6.964
                                                                          7.17
                                                                          5.36
                                                                          6.89%
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M4         A3/A-                1.80               5.60                  5.026
                                                                          9.90
                                                                          6.68
                                                                          5.11%
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B1        Baa1/BBB+             1.30               4.30

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B2         Baa2/BBB             1.00               3.30

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B3        Baa3/BBB-             1.00               2.30

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                                   -               2.30

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INTIAL AND TARGET OC               -               2.30
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